                                                                  EXHIBIT 10.2.4



                      OPTIONS GRANTED TO BOARD OF DIRECTORS


                                                      NUMBER OF       EXERCISE
NAME                       GRANT DATE                 OPTIONS         PRICE
                           ----------                 ---------       --------
Robert C. Hood             December 22, 1999          10,000          18.25
William J. Dawson          December 22, 1999           4,000          18.25
Ronald H. Zech             December 22, 1999           4,000          18.25